CONSENT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Vail Banks, Inc.:


         We consent to the use of our report incorporated herein by reference, and to the reference to our Firm under the caption "Experts" in the prospectus.


                                    /s/ KPMG LLP
                                    KPMG LLP

May 31, 2000